UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

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INDEVUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

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INDEVUS PHARMACEUTICALS, INC.

33 Hayden Avenue

Lexington, Massachusetts 02421-7966

Notice of Annual Meeting of Stockholders

To be held March 7, 2006

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of Indevus Pharmaceuticals, Inc. (the “Company”) will be held on March 7, 2006, at 10:00 a.m. local time at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451. The Annual Meeting is called for the following purposes:

1.	To elect a board of six directors;

2.	To approve the amendment to the Company’s 2004 Equity Incentive Plan, as amended, to increase the number of shares of Common Stock reserved for issuance thereunder;

3.	To approve and ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company; and

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The close of business on January 20, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By Order of the Board of Directors,

Glenn L. Cooper, M.D.
President, Chief Executive
Officer and Chairman

Dated: January 30, 2006

INDEVUS PHARMACEUTICALS, INC.

33 Hayden Avenue

Lexington, Massachusetts 02421-7966

(781) 861-8444

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Indevus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders to be held at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451 on March 7, 2006, at 10:00 a.m. local time and for any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Executive Vice President, Chief Financial Officer and Treasurer of the Company, at the Company’s above stated address. Attendance at the Annual Meeting will not in and of itself have the effect of revoking the proxy unless such written notice is given or the stockholder votes by ballot at the Annual Meeting.

All shares that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If you sign and return your proxy card but do not give any voting instructions for a matter to be voted on, including without limitation, a vote “for”, “against”, “withheld”, or “abstain”, the proxy card will be deemed to be an instruction to vote in favor of the actions described in this Proxy Statement, including the election of the nominees set forth under the caption “Election of Directors,” to approve the amendment to the Company’s 2004 Equity Incentive Plan, as amended, to increase the number of shares of Common Stock reserved for issuance thereunder (the “2004 Plan Amendment”), and the approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s stockholders is February 6, 2006.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

PROXY STATEMENT

VOTING SECURITIES AND VOTING RIGHTS

Holders of shares of the Company’s common stock, par value $.001 per share (the “Shares”), and holders of shares of the Company’s Series B and Series C Preferred Stock, par value $.001 per share (the “Preferred Shares”), of record as of the close of business on January 20, 2006, are entitled to notice of, and to vote at, the Annual Meeting on all matters except that the holders of the Preferred Shares are not entitled to vote for the election of directors. Each outstanding Share is entitled to one vote upon all matters to be acted upon at the Annual Meeting. For purposes of voting at the Annual Meeting on all matters except the election of directors, each Preferred Share is entitled to a number of votes equal to the number of Shares into which such Preferred Share is then convertible, rounded to the nearest whole number.

At the record date for the Annual Meeting there were issued and outstanding an aggregate of 47,176,248 Shares entitled to vote for the election of directors. In addition, the 244,425 Preferred Shares outstanding, which are convertible into 622,222 Shares, had the right to cast 568,850 votes on a converted basis on all matters other than the election of directors. Accordingly, the aggregate number of votes of the Shares and Preferred Shares which may be cast at the Annual Meeting for all matters other than the election of directors is 47,745,098 (the “Post Conversion Shares”).

A majority of the outstanding Shares entitled to vote and represented at the Annual Meeting in person or by proxy shall constitute a quorum with respect to the election of directors. As to all other matters, a majority in voting power of the Post Conversion Shares entitled to vote and represented at the Annual Meeting in person or by proxy shall constitute a quorum. Assuming a quorum is present, the vote required to approve each of the 2004 Plan Amendment and the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company is the affirmative vote of a majority of the total votes of the Post Conversion Shares cast at the Annual Meeting. With respect to the 2004 Plan Amendment and the ratification of the appointment of the independent registered accounting firm, broker non-votes and abstentions will not count for any purpose in determining whether such proposal has been approved.

Assuming a quorum is present, the affirmative vote of a plurality of votes cast by the holders of Shares represented at the Annual Meeting and entitled to vote is necessary to elect the directors. With respect to the election of directors, broker non-votes and abstentions will not be counted for any purpose in determining whether a director has been elected.

Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding Shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Delaware law does not afford our stockholders the opportunity to dissent from the actions described in the proposals herein and to seek an appraisal to receive value for their Shares.

PRINCIPAL STOCKHOLDERS

Set forth below is information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the Shares or Preferred Shares, each director, each executive officer named under “Executive Compensation” and all directors and executive officers of the Company as a group based upon the number of outstanding Shares and Preferred Shares as of January 20, 2006.

Beneficial Holder	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Class of Stock Owned (17)
			Common
Glenn L. Cooper, M.D.	2,903,908	(2)	5.8%
Noah D. Beerman	337,450	(3)	*
Mark S. Butler	1,150,550	(4)	2.4%
Michael W. Rogers	1,544,393	(5)	3.2%
Bobby W. Sandage, Jr., Ph.D.	1,424,889	(6)	2.9%
John H. Tucker	248,169	(7)	*
Harry J. Gray	212,438	(8)	*
Michael E. Hanson	16,250	(9)	*
Stephen C. McCluski	36,250	(10)	*
Cheryl P. Morley	36,250	(11)	*
Malcolm Morville, Ph.D.	131,438	(12)	*
David B. Sharrock	201,000	(13)	*

All directors and executive officers as a group (12 persons)	8,242,985	(14)	15.0%

Joseph Edelman c/o First New York Securities, LLC 850 Third Avenue, 8th Floor New York, NY 10022	6,286,709	(15)	12.1%

			Preferred
Wyeth Five Giralda Farms Madison, New Jersey 07940	244,425	(16)	100%

*	Less than one percent.

(1)	Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (“S.E.C.”) and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein. Share amounts include options which are exercisable within sixty (60) days.

(2)	Includes (i) 195,000 Shares and (ii) 2,708,908 Shares issuable upon exercise of options exercisable within 60 days.

(3)	Includes (i) 2,299 Shares and (ii) 335,151 Shares issuable upon exercise of options exercisable within 60 days.

(4)	Includes (i) 1,529 Shares, (ii) 2,945 Shares owned by Mr. Butler’s children, and (iii) 1,146,076 Shares issuable upon exercise of options exercisable within 60 days.

(5)	Includes (i) 122,317 Shares and (ii) 1,422,076 Shares issuable upon exercise of options exercisable within 60 days.

(6)	Includes (i) 60,313 Shares and (ii) 1,364,576 Shares issuable upon exercise of options exercisable within 60 days.

(7)	Includes (i) 7,023 Shares and (ii) 241,146 Shares issuable upon exercise of options exercisable within 60 days.

(8)	Consists of 212,438 Shares issuable upon exercise of options exercisable within 60 days.

(9)	Consists of 16,250 Shares issuable upon exercise of options exercisable within 60 days.

(10)	Consists of 36,250 Shares issuable upon exercise of options exercisable within 60 days.

(11)	Consists of 36,250 Shares issuable upon exercise of options exercisable within 60 days.

(12)	Includes (i) 22,000 Shares and (ii) 109,438 Shares issuable upon exercise of options exercisable within 60 days.

(13)	Includes (i) 5,000 Shares and (ii) 196,000 Shares issuable upon exercise of options exercisable within 60 days.

(14)	Includes (i) 418,426 Shares and (ii) 7,824,559 Shares issuable upon options exercisable within 60 days.

(15)	Based on a information provided to the Company by Joseph Edelman, comprised of (i) $2,000,000 of 6.25% Convertible Senior Notes due 2008 (the “Notes”) convertible into 300,480 shares held by Mr. Edelman, (ii) 1,302,250 shares and $30,280,000 of Notes convertible into 4,549,279 shares held by Perceptive Life Sciences Master Fund Ltd. (“Master Fund”), a Cayman Islands company of which the investment manager is Perceptive Advisors LLC, a Delaware limited liability company of which Mr. Edelman is the managing member, and (iii) 134,700 shares held in an account of First New York Trading, LLC, of which Mr. Edelman has sole voting and dispositive power.

(16)	Represents Preferred Shares, which constitute all of the outstanding Preferred Shares, and which are convertible into 622,222 Shares having the right to cast 568,850 votes on a converted basis on all matters other than the election of directors.

(17)	All beneficial owners own Shares, with the exception of Wyeth which also owns 244,425 Preferred Shares (convertible into 622,222 Shares). The percent of class in this column is calculated as follows:

(a)	for beneficial owners of Shares, on the basis of 47,176,248 Shares outstanding including options exercisable within 60 days and shares to be issued upon conversion of the Notes, excluding 622,222 Shares issuable upon conversion of the Preferred Shares, representing the number of Shares outstanding and entitled to vote for the election of directors of the Company.

(b)	for beneficial owners of Preferred Shares, the percent of class is calculated on the basis of 244,425 Preferred Shares outstanding.

BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

THE BOARD OF DIRECTORS

Directors are elected by the Company’s stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting or until their successors are elected and qualified. The Board of Directors has seven current members but will reduce to six immediately prior to the closing of the polls at the Annual Meeting as Mr. Gray is not standing for re-election. Officers of the Company are appointed by and serve at the discretion of the Board. The current members of the Board and the function of each committee of the Board are described below:

NAME	AGE	POSITIONS AND TENURE
Glenn L. Cooper, M.D.	53	President, Chief Executive Officer and Director since May 1993 and Chairman since January 2000
Harry J. Gray	86	Director since May 1993
Michael E. Hanson	58	Director since December 2004
Stephen C. McCluski	53	Director since June 2003
Cheryl P. Morley	51	Director since June 2003, Presiding Director since December 2004
Malcolm Morville, Ph.D.	60	Director since February 1993
David B. Sharrock	69	Director since February 1995

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held twelve meetings during the fiscal year ended September 30, 2005 (“fiscal 2005”). During fiscal 2005, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees thereof on which such director serves. All directors are requested to attend each annual meeting of the Company’s stockholders and all directors attended the 2005 Annual Meeting of Stockholders. The Board has determined that each of its non-employee members is independent within the meaning of the Nasdaq Stock Market, Inc. (“Nasdaq”) listing standards.

BOARD COMMITTEES

AUDIT

The Audit Committee consists of Mr. McCluski, the Chairman of the Committee, Ms. Morley and Mr. Hanson. Mr. McCluski and Ms. Morley are audit committee financial experts as defined in Item 401 of Regulation S-K. The Board has determined that the members of the Audit Committee are “independent” as defined by the current listing standards of the Nasdaq. The Audit Committee met five times during fiscal 2005.

The Audit Committee assists the Board by overseeing the performance of the independent registered public accounting firm and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Audit Committee’s other primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) be directly responsible for the selection of the Company’s independent registered public accounting firm and their compensation; (3) review and appraise the audit efforts of the Company’s independent registered public accounting firm; and (4) provide an open avenue of communication among the independent registered public accounting firm, the Company’s financial and senior management and the Board of Directors. The Audit Committee also pre-approves all audit services and permitted non-audit services performed or proposed to be undertaken by the auditors and meets quarterly with representatives of management and the Company’s independent auditors to review financial statements prior to release of quarterly financial results. The Board has adopted a written charter for the Audit Committee which is attached hereto as Appendix A, and which also may be accessed and reviewed through the Company’s website: http://www.indevus.com.

COMPENSATION

The Compensation Committee consists of Mr. Sharrock, the Chairman of the Committee, Mr. Gray and Dr. Morville. The Compensation Committee met six times during fiscal 2005. The Board has determined that the members of the Compensation Committee are “independent” as defined by the current listing standards of the Nasdaq.

The Compensation Committee reviews and determines the compensation of all executive officers of the Company. The Compensation Committee’s other primary duties and responsibilities are to: (1) review general policy matters relating to compensation and benefits of employees of the Company; (2) administer the Company’s stock option and other employee compensation plans; and (3) consult with management on matters concerning compensation and make recommendations to the Board of Directors on compensation matters where approval of the Board of Directors is required. The Board has adopted a written charter for the Compensation Committee which may be accessed and reviewed through the Company’s website: http://www.indevus.com.

NOMINATING AND GOVERNANCE

The Nominating and Governance Committee consists of Ms. Morley, the Chairperson of the Committee, Dr. Morville and Mr. Hanson. The Board has determined that the members of the Nominating and Governance Committee are “independent” as defined by the current listing standards of the Nasdaq. The Nominating and Governance Committee met five times during fiscal 2005.

The Nominating and Governance Committee develops and maintains criteria and procedures for the identification and recruitment of candidates for election to serve as directors of the Company, recommends director nominees to the Board, and as appropriate, to the stockholders of the Company. The Nominating and Governance Committee’s other primary duties and responsibilities are to: (1) review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval; (2) study and review with the Board the overall effectiveness of the Board and its committees and establish director orientation guidelines; (3) review and recommend to the Board from time to time the creation of new Board committees, the directors to be selected for membership on the Board committees, and the responsibilities, organization and membership of existing Board committees; (4) review and report to the Board on management succession planning; (5) oversee jointly with the Compensation Committee the annual Chief Executive Officer evaluation process and report the results of the evaluation to the Board and its Compensation Committee; and (6) review with management any proposed major organizational changes to the Company. The Board has adopted a written charter for the Nominating and Governance Committee which is attached as Appendix D to the Company’s Definitive Proxy Statement filed with the S.E.C. on January 28, 2005, and may be accessed and reviewed through the Company’s website: http://www.indevus.com.

The Nominating and Governance Committee and the Board will consider director candidates recommended by stockholders. The Nominating and Governance Committee and the Board do not have a written policy for how they will consider such recommendations due to the limited number of such recommendations to date, the need to evaluate such recommendations on a case-by-case basis, and the expectation that recommendations from stockholders would be considered generally in the same manner as recommendations by a director or an officer of the Company.

The Nominating and Governance Committee and the Board have not established minimum qualifications that must be met by a board-recommended nominee. However, the directors do:

•	consider whether a current board member wishes to be re-elected;

•	determine if a new nominee is needed and the skills and experience desired in a new director, such as marketing or sales experience, financial expertise, business experience, technological knowledge, business development expertise or community involvement;

•	identify potential nominees who have such skills and experience;

•	determine whether the potential nominees are stockholders of the Company;

•	develop a consensus of the directors with respect to which potential nominee would be best suited for the position;

•	investigate the potential nominee’s background and develop personal knowledge about the candidate; and

•	determine whether the candidate is interested.

A stockholder who wishes to make a nomination for consideration by the Nominating and Governance Committee must submit a written nomination to the Company. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares and Preferred Shares owned either beneficially or of record by each such nominee, if any, and the length of time such Shares and Preferred Shares have been so owned. Written nominations received by September 30 will be considered for the next annual meeting of stockholders held thereafter, while nominations received after such date will be considered for the annual meeting following the next annual meeting held thereafter unless the Board, in its sole discretion, decides otherwise.

The Company has entered into a one-year consulting agreement with a former director, which terminates on December 6, 2006, to assist in identifying potential candidates for the Nominating and Governance Committee to consider for recommendation as nominees to the Company’s Board of Directors. Remuneration is contingent upon successful placement of a candidate to the Company’s Board of Directors.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Indevus Pharmaceuticals, Inc. at 33 Hayden Avenue, Lexington, Massachusetts 02421-7966. Any such communication must state the number of Shares and Preferred Shares beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

DIRECTOR COMPENSATION

As part of the review of our director compensation, the Compensation Committee periodically retains an independent compensation consultant to review whether our non-employee director compensation practices are competitive with those of other biotechnology, pharmaceutical, and comparable peer companies. Based on the consultant’s analyses and recommendations, the Compensation Committee can recommend and the Board can approve changes to the compensation package in order to remain competitive with our peer companies. The last such consultant review occurred in March 2004, and certain increases to the compensation package were approved by the Compensation Committee and the Board at that time. The discussion below reflects the current compensation terms for our non-employee directors.

Cash Compensation

With regard to each meeting of the Board of Directors, non-employee directors of the Company receive a fee of $2,000 per in-person meeting attended and meetings conducted telephonically which last more than thirty minutes. Each non-employee director is reimbursed for expenses actually incurred in attending Board meetings. In addition, each non-employee director of the Company, other than the Presiding Director, receives an annual retainer fee of $15,000 payable on October 1 of each year. The Presiding Director is entitled to receive an annual retainer fee of $30,000. Ms. Morley is currently the Presiding Director. We do not compensate Directors who are also our employees for their service as Directors.

With regard to each meeting of a Committee of the Board of Directors, members of such Committee receive a fee of $1,000 per in-person meeting attended and meetings conducted telephonically which last more than thirty minutes. In addition, the Chairman of the Audit Committee receives an annual retainer of $10,000 and the Chairman of each of the Compensation Committee and the Nominating and Governance Committee receives an annual retainer of $5,000. Committee fees are paid in addition to Board meeting fees even if Committee meetings occur on the same day as a Board Meeting. Each non-employee director is reimbursed for expenses actually incurred in attending Committee meetings.

In September 2004, the Board of Directors approved a program under the 2004 Equity Incentive Plan to allow directors to elect to defer the annual retainers payable to Board members and Committee Chairman, into deferred stock units. In fiscal 2005 no such elections were made.

Options

On the date following each annual meeting of the stockholders, each director of the Company (except Dr. Cooper) is entitled to receive automatic grants of options to purchase 15,000 Shares under the Company’s benefit plans, which options will be exercisable at a price equal to the fair market value of Shares as determined on the date of grant. During fiscal 2005 each director (except Dr. Cooper) received an option to purchase 15,000 Shares as an automatic grant, under the Company’s 2004 Equity Incentive Plan (the “2004 Plan”). Such options are exercisable as follows: 25% of the option shares vest on March 8, 2006 and the balance of the option shares vest in twelve equal installments over the following successive twelve three-month periods commencing on June 8, 2006. In addition, upon becoming a director, each new director of the Company is entitled to receive a one time initial grant of an option to purchase 50,000 Shares exercisable at a price equal to the fair market value of the Company’s Common Stock as determined on the date of grant. We made an initial option grant of 50,000 Shares to Michael Hanson when he became a director in December 2004.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company to the Chief Executive Officer and the five other executive officers of the Company whose annual compensation exceeded $100,000 for fiscal 2005 (collectively, the “named executive officers”) for services during the fiscal years ended September 30, 2005, 2004 and 2003.

Summary Compensation Table

Long-Term Compensation Awards
		Annual Compensation		Securities Underlying Options (#) (2)	All Other Compensation ($) (3)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)
Glenn L. Cooper, M.D. President, Chief Executive Officer and Chairman	2005 2004 2003	477,000 450,000 450,000	131,509 270,000 148,500	75,000 150,000 575,000	5,743 5,760 11,853

Noah D. Beerman (4) Executive Vice President, Chief Business Officer	2005 2004 2003	310,000 236,024 —	51,925 114,660 —	25,000 200,000 —	1,654 1,421 —

Mark S. Butler Executive Vice President, Chief Administrative Officer and General Counsel, Assistant Secretary	2005 2004 2003	333,900 315,000 315,000	55,928 141,750 86,625	25,000 60,000 100,000	7,718 7,808 11,792

Michael W. Rogers Executive Vice President, Chief Financial Officer and Treasurer	2005 2004 2003	333,900 315,000 315,000	55,928 141,750 86,625	25000 60,000 100,000	3,809 3,572 3,563

Bobby W. Sandage, Jr., Ph.D. Executive Vice President, Research and Development, Chief Scientific Officer	2005 2004 2003	333,900 315,000 315,000	55,928 189,000 86,625	25,000 60,000 100,000	5,275 2,720 4,016

John H. Tucker (5) Executive Vice President, Chief Marketing Officer	2005 2004 2003	300,000 207,345 —	50,250 114,660 —	25,000 225,000 —	2,872 1,135 —

(1)	Amounts in this column include compensation paid or accrued in the specified fiscal year. Portions may have been paid in a subsequent fiscal year.

(2)	Consists of stock options granted by the Company.

(3)	Amounts in this column include the following for fiscal 2005:

(a)	disability insurance premiums, paid on behalf of the named executive officers, in the following amounts: $1,744 for Dr. Cooper, $1,193 for Mr. Butler, $1,220 for Mr. Rogers, $1,215 for Dr. Sandage, $1,059 for Mr. Beerman, and $979 for Mr. Tucker.

(b)	group term life insurance premiums, paid on behalf of the named executive officers, in the following amounts: $1,474 for Dr. Cooper, $2,784 for Mr. Butler, $879 for Mr. Rogers, $1,474 for Dr. Sandage, $595 for Mr. Beerman, and $599 for Mr. Tucker.

(c)	term life insurance premiums paid to or on behalf of the named executive officers as follows: $2,525 for Dr. Cooper, $3,714 for Mr. Butler, and $1,710 for Mr. Rogers.

(d)	Payments made to or on behalf of the named executive officers pursuant to a Company medical examination program in the following amounts: $2,586 for Dr. Sandage and $1,293 for Mr. Tucker.

(4)	On September 14, 2004, Noah D. Beerman became Executive Vice President, Chief Business Officer and a named executive officer of the Company. Mr. Beerman had been employed as the Company’s Senior Vice President, Business Development prior to this and during fiscal 2004. The Company has included Mr. Beerman’s compensation in the above table for the full fiscal year during which he became a named executive officer. Upon becoming an Executive Vice President, Mr. Beerman’s annual salary was increased to $310,000.

(5)	On September 14, 2004, John H. Tucker became Executive Vice President, Chief Marketing Officer and a named executive officer of the Company. Mr. Tucker had been employed as the Company’s Senior Vice President of Sales and Marketing prior to this and during fiscal 2004. The Company has included Mr. Tucker’s compensation in the above table for the full fiscal year during which he became a named executive officer. Upon becoming an Executive Vice President, Mr. Tucker’s annual salary was increased to $300,000.

Option Grants In Last Fiscal Year

The following table sets forth certain information with respect to each grant of stock options during fiscal 2005 to named executive officers.

	Individual grants
	Number of securities underlying options granted (1)	Percent of total options granted to employees in fiscal year (2)	Exercise price ($/Sh)	Expiration date	Potential realizable value at assumed annual rates of stock price appreciation for option term (3)
Name					5% ($)	10% ($)
Glenn L. Cooper, M.D.	75,000	5.9	3.70	03/09/2015	174,518	442,263
Noah D. Beerman	25,000	2.0	3.70	03/09/2015	58,173	147,421
Mark S. Butler	25,000	2.0	3.70	03/09/2015	58,173	147,421
Michael W. Rogers	25,000	2.0	3.70	03/09/2015	58,173	147,421
Bobby W. Sandage, Jr., Ph.D	25,000	2.0	3.70	03/09/2015	58,173	147,421
John H. Tucker	25,000	2.0	3.70	03/09/2015	58,173	147,421

(1)	Represents options granted to the named executive officers under the 2004 Plan, at an exercise price equal to the fair market value of the Company’s Shares as determined on the date of grant. All of the options granted have a term of ten years from the date of grant. The options granted become exercisable as follows: 25% of the option shares vest one year from the date of grant and the balance of the option shares vest in twelve equal installments thereafter over the following successive twelve three-month periods.

(2)	Options to purchase a total of 1,272,000 Shares were granted to officers and employees in fiscal 2005.

(3)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Company’s Shares over the term of the options. These numbers are calculated based on rules promulgated by the S.E.C. and do not reflect the Company’s estimate of future stock price increases. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of the Company’s Shares. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

The following table sets forth certain information with respect to each exercise of stock options during fiscal 2005 by named executive officers and the number and value of unexercised options held by each of the named executive officers as of September 30, 2005:

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/ Unexercisable ($) (1)
Glenn L. Cooper, M.D.	—	—	2,635,470/294,530	359,450/—
Noah D. Beerman	—	—	303,901/175,000	156,574/—
Mark S. Butler	66,000	281,000	1,121,911/102,089	145,755/—
Michael W. Rogers	—	—	1,397,911/102,089	144,175/—
Bobby W. Sandage, Jr., Ph.D.	25,000	119,000	1,340,411/102,089	172,813/—
John H. Tucker	—	—	206,711/189,063	32,293/—

(1)	Calculated by multiplying the number of unexercised in-the-money options outstanding at September 30, 2005 by the difference between the fair market value of the Shares at September 30, 2005, $2.77, and the option exercise price, rounded to the nearest whole dollar.

Securities Authorized for Issuance under Equity Compensation Plans

Provided below is information required by Regulation S-K, Item 201(d) relative to the Company’s equity compensation plans and arrangements as of September 30, 2005:

	Outstanding Options and Warrants			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan category	Number of securities to be issued upon exercise (a)		Weighted- average exercise price (b)
Equity compensation plans approved by security holders	11,848,295		$4.49	603,569
Equity compensation plans or arrangements not approved by security holders	10,000	(1)	$6.19	12,082	(2)

Total	11,858,295		$4.49	615,651

(1)	Includes warrants to purchase 10,000 Shares of Common Stock issued to a consultant to the Company, not pursuant to a plan or arrangement specifically approved by security holders.

(2)	Reflects the number of Shares of Common Stock issuable pursuant to the remaining number of Restricted Stock Awards issuable under our 1997 Equity Incentive Plan which are available for future issuance other than upon the exercise of an option, warrant or right.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND

CHANGE-IN-CONTROL ARRANGEMENTS

Glenn L. Cooper, M.D.

Effective October 1, 2002, the Company entered into an employment agreement (the “Cooper Agreement”) with Glenn L. Cooper, M.D. which superseded the Company’s prior employment agreement with Dr. Cooper. The Cooper Agreement provides for Dr. Cooper to continue to serve as Chief Executive Officer and President of the Company for a term of one year, subject to automatic one year renewal periods unless notice of termination is given by either the Company or Dr. Cooper within sixty (60) days prior to each anniversary date of the Cooper Agreement. The Cooper Agreement provides for an annual base salary currently equal to $477,000, subject to an annual review, plus bonuses pursuant to the Company’s CEO Bonus Plan and eligibility to receive grants of stock options pursuant to the Company’s stock option plans, as may be granted from time to time by the Compensation Committee of the Board of Directors. The Company provides Dr. Cooper with a $1,000,000 life insurance policy payable to the beneficiary of his choice.

The Cooper Agreement provides that Dr. Cooper may not, during the term of the Cooper Agreement and for one year from the date of termination of employment, engage in any business competitive with the Company or its research activities, unless such termination is by Dr. Cooper for “Just Cause,” as such term is defined in the Cooper Agreement. If Dr. Cooper is terminated by the Company for reasons other than “Just Cause” or pursuant to a “Change in Control,” as such terms are defined in the Cooper Agreement, he is entitled to receive his base salary plus average bonuses for a period of twelve (12) months from the termination date of the Cooper Agreement, either in a lump sum or installments, at the discretion of the Company.

Mark S. Butler, Michael W. Rogers, Bobby W. Sandage, Jr., Ph.D., Noah Beerman and John H. Tucker

The Company has entered into employment agreements (the “Agreements”) with Mark S. Butler, Michael W. Rogers, Bobby W. Sandage, Jr., Ph.D., and letter agreements (the “Letter Agreements”) with Noah D. Beerman and John H. Tucker (individually an “Executive Vice President” and collectively the “Executive Vice Presidents”). The Company’s agreement with Mr. Butler, effective March 15, 1999, provides for Mr. Butler to continue to serve as the Company’s Executive Vice President, Chief Administrative Officer and General Counsel. The Company’s agreement with Mr. Rogers, effective February 23, 1999, provides for Mr. Rogers to serve as the Company’s Executive Vice President and Chief Financial Officer. The Company’s agreement with Dr. Sandage, effective March 15, 1999, provides for Dr. Sandage to continue to serve as the Company’s Executive Vice President, Research and Development and Chief Scientific Officer.

Each of the Agreements provide for a term of one year, subject to automatic one year renewal periods unless notice of termination is given by either the Company or the respective Executive Vice President within sixty (60) days prior to each anniversary date of the respective agreement. The Agreements provided for an initial annual base salary subject to increase at the discretion of the Board of Directors and for eligibility to participate in the Company’s Senior Executive Bonus Plan, subject to certain restrictions. Under the Agreements, the Company will also reimburse the Executive Vice Presidents for the premiums for $1,000,000 additional term life insurance during the term of each of the Executive Vice President’s employment.

Pursuant to the Agreements, in the event Mr. Butler, Mr. Rogers, or Dr. Sandage terminates his respective employment with the Company for “Just Cause,” including a “Change of Control,” as such terms are defined in the respective Agreements, or if an Agreement is not renewed by the Company, the respective Executive Vice President is entitled to receive his base salary plus pro-rated average bonuses for a period of twelve (12) months following such termination. This amount may be paid either in a lump sum or installments, at the discretion of the Company, and is subject to set-off from other employment.

The Letter Agreements with Mr. Beerman, dated July 24, 2000, and Mr. Tucker, dated March 7, 2002, provide for Mr. Beerman and Mr. Tucker to receive an initial annual base salary subject to annual review and for eligibility to participate in the Company’s annual bonus plan and 1995 Employee Stock Purchase Plan. Upon becoming Executive Vice Presidents, Mr. Beerman’s and Mr. Tucker’s annual salaries were increased to $310,000 and $300,000, respectively. Additionally, the Letter Agreements provide that if Mr. Beerman or Mr. Tucker terminates his employment with the Company for just cause or if their employment with the Company is terminated without just cause, each will continue to receive his base salary subject to set off for other employment for a period of nine months.

In the event of certain transactions, including those which may result in a Change in Control, as defined under the Company’s 1989 Stock Option Plan, 1994 Long-Term Incentive Plan, as amended (the “1994 Plan”), the 1997 Equity Incentive Plan, the 1998 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, and the 2004 Plan, unvested installments of options to purchase Shares or restricted stock awards held by executive officers of the Company may be subject to accelerated vesting.

CODE OF ETHICS

We have adopted our “Code of Ethics — Senior Financial Officers including the Chief Executive Officer”, a code of ethics that applies to our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Corporate Controller and other senior financial officers. This code of ethics may be accessed and reviewed through the Company’s website: http://www.indevus.com. If we make any substantive amendments to such code of ethics or grant any waiver, including any implicit waiver, from a provision of such code to our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Corporate Controller, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s executive officers and directors and other persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the S.E.C. initial reports of ownership and reports of changes in ownership of Shares and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by S.E.C. regulations to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on the Company’s review of such forms furnished to the Company, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and greater than 10% beneficial owners were complied with for fiscal 2005.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION (1)

General

The Compensation Committee is comprised of Mr. Sharrock, the Chairman of the Committee, Mr. Gray and Dr. Morville. The Committee’s charter outlines the Committee’s composition and its duties and responsibilities. This report addresses the compensation policies for fiscal 2005 as they affected the executive officers of the Company generally and Dr. Cooper, in his capacity as Chief Executive Officer, President and Chairman of the Board.

The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining qualified executive officers. Accordingly, compensation structures for the named executive officers of the Company generally include a combination of salary, bonuses and long-term compensation. The Compensation Committee considers a number of factors, which may include:

•	Providing compensation levels competitive with companies in comparable industries which are at a similar stage of development, or undergoing similar corporate events, and which are located in the Company’s geographic area;

•	Identifying appropriate performance goals for the Company and providing flexibility in compensation levels with the achievement of such goals;

•	Rewarding above average corporate performance; and

•	Recognizing and providing incentive for individual initiative and achievement.

Compensation Review

During fiscal 2005, the Compensation Committee retained an independent compensation consultant specializing in compensation of officers and directors of public companies to assist in the evaluation of the Company’s overall executive officer compensation. The consultant reviewed equity usage, and the equity holdings of Company’s executive officers and directors, and provided recommendations relating to annual and periodic grants, as well as an overview of equity trends and best practices. The consultant utilized proprietary data as well as data regarding comparable pharmaceutical, biotechnology and other peer companies in formulation of a competitive compensation philosophy and recommendations for the Compensation Committee. In March 2005, based on such data and analyses, the Compensation Committee determined to (i) grant stock options to certain executive officers of the Company and (ii) defer increases in base salaries for the executive officers during fiscal 2005.

Base Salary

In establishing base salary for fiscal 2005, the Committee utilized the consultant’s recommendations and took into account the general economics of the marketplace, the Company’s financial position and performance and comparisons to peer companies. The Committee determined not to increase base salaries for the executive officers for fiscal 2005.

Bonuses

Bonus compensation for fiscal 2005 was made pursuant to the CEO Bonus Plan and the Senior Executive Bonus Plan for fiscal 2005 adopted by the Compensation Committee and approved by the Board. In formulating the CEO Bonus Plan and Senior Executive Bonus Plan for fiscal 2005 for executive officers of the Company,

(1)	The material in this report is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 (the “1933 Act”) or the 1934 Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

including Dr. Cooper, the Compensation Committee established business and financial objectives to be achieved during fiscal 2005 and assigned relative weight to each objective. The CEO Bonus Plan and the Senior Executive Bonus Plan for fiscal 2005 entitled the named executive officers of the Company to a bonus equal to varying percentages of base salary contingent upon achieving these pre-determined objectives which included:

•	Certain defined clinical or regulatory product development milestones;

•	In-licensing and acquiring new products;

•	Out-licensing existing products;

•	Increasing the fair market value of Shares relative to specified performance indicators;

•	Maintaining certain levels of cash;

•	Attaining certain levels of gross sales for SANCTURA®;

•	Completing a strategic transaction that significantly enhances long-term stockholder value.

The Committee considered the Company’s performance under these measures for fiscal 2005 and used their subjective judgment and discretion, in accordance with the parameters of the CEO Bonus Plan and Senior Executive Bonus Plan for fiscal 2005, to make a recommendation to the Board of Directors in approving individual compensation. Under the terms of the CEO Bonus Plan and Senior Executive Bonus Plan for fiscal 2005, the Board approved a bonus to Dr. Cooper of $131,509, Mr. Beerman of $51,925, Mr. Butler of $55,928, Mr. Rogers of $55,928, Dr. Sandage of $55,928, and Mr. Tucker of $50,250.

Long-term Incentive Compensation

Long-term incentive compensation, generally in the form of stock option grants, allows officers and other employees to share in any appreciation in the value of the Company’s Common Stock. The Compensation Committee believes that long-term incentive awards: (1) align the employee’s interests with the interests of the stockholders by creating a direct link between compensation and stockholder return; (2) give employees a significant, long-term interest in the Company’s success; and (3) help retain talented employees in a competitive market.

The number of awards granted to the executive officers are based on various subjective factors including corporate performance, responsibilities of the individual officers, their expected future contributions and the amount, vesting, expiration and price of prior grants. All grants are made at a level intended to be competitive within a group of comparable companies. In fiscal 2005, the Compensation Committee considered the Consultant’s recommendations in granting options to the Company’s executive officers including options to purchase 75,000 shares to Dr. Cooper and options to purchase 25,000 shares to each of Messrs. Beerman, Butler, Rogers, Sandage, and Tucker.

The Compensation Committee also met on several occasions during the last quarter of fiscal 2005 to evaluate and address executive compensation for fiscal 2006 in conjunction with analyses conducted by and recommendations of the independent compensation consulting firm retained by the Committee. At these meetings the Compensation Committee expressed its philosophy regarding long-term incentive compensation that a combination of restricted shares and performance shares be awarded to the Company’s executive officers. The Compensation Committee did not take action on granting any awards at these meetings as they determined there were insufficient shares available under the Company’s existing equity compensation plans, when also considering the desire to be able to award long-term incentive compensation to new employees.

Glenn L. Cooper, M.D.

The compensation received during fiscal 2005 by Dr. Cooper was determined substantially in accordance with the policies described above relating to all executive officers. In addition, in adopting the CEO Bonus Plan for fiscal 2005 and establishing the percentage of salary used in calculating the bonus payment to Dr. Cooper, and recommending approval of such bonus, members of the Compensation Committee and the Nominating and Governance Committee also considered a subjective evaluation of Dr. Cooper’s performance and ability to influence the Company’s near and long-term growth. The Compensation Committee and the Nominating and

Governance Committee considered the consultant’s analyses and recommendations in granting Dr. Cooper options to purchase 75,000 shares of Common Stock in fiscal 2005. In fiscal 2005, the Compensation Committee and the Nominating and Governance Committee jointly participated in the evaluation of the Chief Executive Officer’s bonus payment under the CEO Bonus Plan for fiscal 2005. The decision-making process with respect to the Chief Executive Officer’s compensation is conducted without the Chief Executive Officer present.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the ability of the Company to deduct for tax purposes compensation over $1,000,000 to any of the named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance related, non-discretionary and has been approved by the Company’s stockholders. No such limitation on deductibility was applicable to fiscal 2005.

David B. Sharrock, Chairman
Harry J. Gray
Malcolm Morville, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2005, the members of the Compensation Committee were: Mr. Gray, Dr. Morville and Mr. Sharrock. In fiscal 2005, none of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries.

AUDIT COMMITTEE REPORT (2)

The Audit Committee consists of Mr. McCluski, the Chairman of the Committee, Ms. Morley and Mr. Hanson. Mr. McCluski and Ms. Morley are the Audit Committee audit committee financial experts as defined in Item 401 of Regulation S-K. Each of the members of the Audit Committee is “independent” pursuant to the Sarbanes-Oxley Act of 2002 and Rule 4200(a)(14) of the National Association of Securities Dealers’ (“NASD”) listing standards. The Audit Committee operates in accordance with its written charter which was adopted by the Board of Directors on December 17, 2002. The Audit Committee met five times during fiscal 2005.

Independent Registered Public Accounting Firm

The Audit Committee assists the Board by overseeing the performance of the independent registered public accounting firm and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Audit Committee’s primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) be directly responsible for the selection of the Company’s independent registered public accounting firm and their compensation; (3) review and appraise the audit efforts of the Company’s independent registered public accounting firm; and (4) provide an open avenue of communication among the independent registered public accounting firm, the Company’s financial and senior management and the Board of Directors.

In discharging its oversight responsibility of the audit process, the Audit Committee obtained from the independent registered public accounting firm, PricewaterhouseCoopers LLP, a written statement relating to such accounting firm’s independence from the Company, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the accounting firm’s independence.

The Audit Committee discussed and reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2005 with management. The Audit Committee has discussed with its independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the financial statements.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2005, for filing with the S.E.C. The Audit Committee also recommended the reappointment, subject to stockholder approval, of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, and the Board concurred in such recommendation.

Stephen C. McCluski, Chairman
Cheryl P. Morley
Michael E. Hanson

(2)	The material in this report is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

PricewaterhouseCoopers LLP was the Company’s independent registered public accounting firm for fiscal 2005 and has no direct or indirect financial interest in the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

INDEPENDENT PUBLIC ACCOUNTANTS’ FEES

During the last two fiscal years, PricewaterhouseCoopers LLP billed the Company the following fees for its services:

	Fiscal year ended September 30, 2004	Fiscal year ended September 30, 2005
Audit Fees (a)	$169,000	$415,000
Audit-Related Fees (b)	26,000	23,000
Tax Fees (c)	80,000	233,000
All Other Fees	—	—

Total	$275,000	$671,000

(a)	Includes fees for professional services provided in connection with the annual audit of the Company’s financial statements, audits of internal controls over financial reporting (Sarbanes-Oxley Section 404), quarterly reviews of the Company’s financial statements, consents required to complete the year-end audits of the financial statements and S.E.C. filings.
(b)	Includes fees for accounting and financial reporting consultations.
(c)	Includes fees for tax consulting, compliance, planning and advice.

The Audit Committee of the Board of Directors has considered whether the provision of the above services other than audit services by of PricewaterhouseCoopers LLP is compatible with maintaining such public accounting firm’s independence and the Audit Committee has satisfied itself as to the public accounting firm’s independence. See also “Report of Audit Committee.”

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND

PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Consistent with policies of the S.E.C. regarding auditor independence and the Audit Committee charter, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided or proposed to be taken by the independent registered public accounting firm, except where such services are determined to be de minimis. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent registered public accounting firm, the Audit Committee considers whether such services are consistent with the public accounting firm’s independence; whether the independent registered public accounting firm is likely to provide the most effective and efficient service based upon their familiarity with the Company; and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

All of the audit, audit-related, tax and other services provided by PricewaterhouseCoopers LLP in fiscal 2005 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

STOCK PRICE PERFORMANCE PRESENTATION

The following chart compares the cumulative total stockholder return on Shares with the cumulative total stockholder return of (i) the Nasdaq Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 2834 (Pharmaceutical Preparations):

*	Assumes $100 invested on September 30, 2000 and assumes dividends reinvested, although dividends have never been declared on the Company’s Common Stock. Measurement points are at the last trading day of the fiscal years ended September 30, 2000, 2001, 2002, 2003, 2004 and 2005. The material in this chart is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing. A list of the companies included in the Peer Group will be furnished by the Company to any stockholder upon written request to the Chief Financial Officer.

PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS

At the Annual Meeting, six directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. Each of the nominees is currently a director of the Company. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

The following sets forth certain information relating to the six nominees for election to the Board of Directors.

Glenn L. Cooper, M.D. (53) has been President, Chief Executive Officer and a director of the Company since May 1993 and Chairman since January 2000. Dr. Cooper was also President and Chief Executive Officer of Progenitor, Inc., a former subsidiary of the Company, from September 1992 to June 1994. Prior to joining Progenitor, Dr. Cooper was Executive Vice President and Chief Operating Officer of Sphinx Pharmaceuticals Corporation from August 1990. Dr. Cooper had been associated with Eli Lilly since 1985, most recently from June 1987 to July 1990 as Director, Clinical Research, Europe, of Lilly Research Center Limited; from October 1986 to May 1987 as International Medical Advisor, International Research Coordination of Lilly Research Laboratories; and from June 1985 to September 1986 as Medical Advisor, Regulatory Affairs, Chemotherapy Division at Lilly Research Laboratories. Dr. Cooper received his M.D. from Tufts University School of Medicine, performed his postdoctoral training in Internal Medicine and Infectious Diseases at the New England Deaconess Hospital and Massachusetts General Hospital and received his B.A. from Harvard College.

Michael E. Hanson (58) has been a director of the Company since December 2004. Mr. Hanson is a founding partner of Barnard Life Sciences, a health care consulting company founded in 2001. Since 2002, Mr. Hanson has been a member of the board of directors, compensation and audit committees of GlycoGenesis, an oncology-focused company. From 1998-2001, he was a member of the board of directors, compensation and audit committees of MGI Pharma, Inc. Between 1973 and 1997 he was employed in various positions by Eli Lilly and Co., including President of the Internal Medicine Business Unit: Oncology and Cardiovascular Products and a member of the Operations Committee from 1994-1997. Mr. Hanson also serves on the Board of Directors of Z-92 Pharma, ActiveBiotics, Inc. and Optical Vitals, Inc., formerly known as Theron Technologies, Inc. Mr. Hanson received his B.S. in Pharmacy from North Dakota State University in 1970 and his M.S. in Hospital Pharmacy Administration from the University of Minnesota in 1973. He also attended the Babson Consortium at Babson College in 1984 and the Advanced Management Program at Harvard Business School in 1989.

Stephen C. McCluski (53) has been a director of the Company since June 2003. Since 1995, Mr. McCluski has been Senior Vice President and Chief Financial Officer of Bausch and Lomb Incorporated, a manufacturer of health care products for the eye. During 1994, he was corporate controller of Bausch and Lomb and, in 1993, he was President of Outlook Eyewear, a wholly-owned subsidiary of Bausch and Lomb. Mr. McCluski has also served on the Board of Directors of both Charles River Laboratories and Control Delivery Systems. Mr. McCluski received his B.S. in Accounting from Ithaca College in 1974.

Cheryl P. Morley (51) has been a director of the Company since June 2003. Ms. Morley has been Senior Vice President for Corporate Strategy at Monsanto Company since June 2003, and prior to that served as president of the Animal Agricultural Group at Monsanto Company since 1997. She previously led the marketing and business development efforts for Monsanto’s NutraSweet product and prior to that held a number of positions that involve strategic planning, commercial development and financial analysis at G.D. Searle and Nabisco Brands. Ms. Morley was formerly a Certified Public Accountant with Ernst & Young. She holds a B.S.B.A from the University of Arizona.

Malcolm Morville, Ph.D. (60) has been a director of the Company since February 1993. Dr. Morville has been President and Chief Executive Officer and a director of Ariston Pharmaceuticals, Inc., formerly VitaMed, Inc., a biotechnology company, since December 2003. Dr. Morville has also been a director of Phytera, Inc., a biotechnology company, since March 1993. From March 1993 until February 2004, Dr. Morville was President and Chief Executive Officer of Phytera, Inc. From June 1988 through January 1993, Dr. Morville held various positions with ImmuLogic Pharmaceutical Corporation, including Senior Vice President, Allergic Diseases Strategic Business Unit and Senior Vice President, Development and Preclinical Research. From 1970 to June 1988, Dr. Morville held various positions with Pfizer Central Research, including Director, Immunology and Infectious Diseases and Assistant Director, Metabolic Diseases and General Pharmacology. Dr. Morville received his Ph.D. and his B.Sc. in Biochemistry at the University of Manchester Institute of Science and Technology (U.K.).

David B. Sharrock (69) has been a director of the Company since February 1995. Mr. Sharrock was associated with Marion Merrell Dow Inc. and its predecessor companies for over thirty-five years until his retirement in December 1993. Most recently, since December 1989, he served as Executive Vice President and Chief Operating Officer and a director, and in 1988, he was named President and Chief Operating Officer of Merrell Dow Pharmaceuticals, Inc. Mr. Sharrock is also a director of Praecis Pharmaceuticals, Inc., MGI Pharma, Inc. and Cincinnati Bell, Inc., formerly known as Broadwing, Inc.

The affirmative vote of a plurality of votes cast by the holders of Shares represented at the Annual Meeting and entitled to vote is necessary to elect the directors. Broker non-votes and abstentions will not be counted for any purpose in determining whether a director has been elected. Unless marked to the contrary, proxies received will be voted for the election as directors of each of the six persons named above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS NAMED HEREIN.

PROPOSAL NUMBER 2:

AMENDMENT TO THE COMPANY’S 2004 EQUITY INCENTIVE PLAN

General

On January 26, 2004, the Board of Directors adopted the Company’s 2004 Equity Incentive Plan which was subsequently approved by the stockholders on March 9, 2004 (the “2004 Plan”). On December 6, 2005, the Board of Directors authorized, subject to stockholder approval, an amendment to the 2004 Plan for the sole purpose of increasing the number of Shares reserved for issuance thereunder from 3,000,000 Shares to 6,000,000 Shares (the “2004 Plan Amendment”). The Shares to be issued pursuant to the 2004 Plan Amendment are not determinable.

Our 2004 Plan is intended to encourage ownership of Shares by selected employees, directors and consultants of the Company and our affiliates and to provide an additional incentive to such employees, directors and consultants to promote our success. The Company believes that the 2004 Plan Amendment should prove helpful in attracting, retaining, and motivating valued employees. Further, the increase in shares reflected in the 2004 Plan Amendment is especially necessary due to the increased number in employees eligible to participate in the 2004 Plan, including the Company’s specialty sales force of approximately 85 employees. Through January 20, 2006, 2,960,313 awards, net of cancellations, have been made pursuant to the 2004 Plan, all of which were grants of stock options.

Approximately 160 employees and directors are currently eligible to participate in the 2004 Plan. The 2004 Plan is administered by our Compensation Committee (the “Committee”). A total of 3,000,000 Shares were reserved for issuance under the 2004 Plan and an additional 3,000,000 will be reserved for issuance if the stockholders approve the 2004 Plan Amendment.

Description of Principal Features of our 2004 Plan

The characteristics of the 2004 Plan are discussed below, and a copy of the 2004 Plan, as previously amended, and the 2004 Plan Amendment are attached hereto as Appendices B and C, respectively.

On September 20, 2005, effective as of October 1, 2005, the Board of Directors amended the 2004 Plan to revise the retirement and related exercise provisions applicable to reporting persons. On January 19, 2006, the Board of Directors approved an amendment to the 2004 Plan to increase the annual automatic grant for directors from 10,000 to 15,000 shares to reflect the increase in such annual automatic grant as approved by the Compensation Committee of the Board of Directors on March 9, 2004. No other provisions of the 2004 Plan have been amended and all other provisions remain in full force and effect.

We may generally grant five types of awards under our 2004 Plan: restricted stock, stock options (including both incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code and nonqualified options (“NQSOs”), which are options that do not qualify as ISOs), phantom stock, stock bonus awards, and other awards (including stock appreciation rights). In addition, the Committee may, in its discretion, make other awards valued in whole or in part by reference to, or otherwise based on, our common stock.

We have reserved a total of 3,000,000 Shares for issuance under our 2004 Plan, subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, reclassification, stock split, subdivision reorganization, merger, consolidation, combination, repurchase, or share exchange, or other similar corporate transaction or event. The maximum number of Shares that may be the subject of awards to a participant in any year is 1,000,000. Other than awards for ISOs, NQSOs whose per share option exercise price is not less than the fair market value of the Shares as determined on the date of grant, and stock appreciation rights, the total number of shares available for grant to be awarded under the 2004 Plan for other options, restricted stock, phantom stock, stock bonuses, and other awards shall not in the aggregate exceed 20% of the total Shares reserved for issuance under the 2004 Plan. The closing price per share of our common stock on January 26, 2006 was $5.37.

Officers, including our named executive officers, employees, directors, consultants and affiliates are eligible to receive awards under the 2004 Plan, in the discretion of the Committee. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Committee may determine, as reflected in the applicable award agreement, except that awards of restricted stock, phantom stock, stock bonuses and Other Awards (as defined below) other than stock appreciation rights granted in connection with stock options must vest over the minimum periods, if any, required by the 2004 Plan, as described below. The Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award, provided that the Committee determines that such acceleration is necessary or desirable in light of extraordinary circumstances. Awards also accelerate automatically under the 2004 Plan upon the occurrence of certain events, as described below under “Other Features of the 2004 Plan.” Because awards under the 2004 Plan are discretionary, it is not possible to determine the size of future awards.

Restricted Stock.    The Committee may grant restricted Shares to eligible persons, in such amounts, at such price, if any, and subject to such terms and conditions as the Committee may determine in its discretion, except that grants of restricted stock must vest over a period of not less than three years. Except for restrictions on transfer and such other restrictions as the Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock. Unless the Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all shares still subject to restrictions. If a participant’s employment is terminated “For Cause” (as defined in the 2004 Plan), then the participant will immediately forfeit all shares not vested as of the date of termination.

Stock Options.    Options entitle the holder to purchase Shares during a specified period at a purchase price specified by the Committee. Such price shall not be less than 100% of the fair market value of the Shares as determined on the date the option is granted except the Committee may issue a limited number of NQSOs under the 2004 Plan having an exercise price which is less than 100% of the fair market value of the Shares as determined on the date such options are granted. Each option granted under the 2004 Plan will be exercisable for a period of 10 years from the date of grant, or such lesser period as the Committee shall determine. Options may be exercised in whole or in part by the payment of cash of the full option price of the shares purchased. The 2004 Plan provides that the Committee may stipulate in the applicable agreement that the option may be subject to cancellation by Indevus. If a participant’s employment is terminated “For Cause,” then the participant will immediately lose the right to exercise any unexercised options. The 2004 Plan also provides for automatic grants of options to certain directors in the manner set forth below under “Directors’ Options.”

Phantom Stock.    A phantom stock award is an award of the right to receive upon the vesting date of the award an amount of cash, Shares or other property based upon an increase in the value of the Shares during the term of the award. Phantom stock awards will be subject to a minimum one year vesting period. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested phantom stock awards.

Stock Bonus Awards.    A stock bonus award is an award of Shares made at the discretion of the Committee. Stock bonus awards will only be granted in lieu of salary or cash bonus otherwise payable to a participant and will be subject to a minimum one year vesting period. Otherwise, stock bonus awards will be made upon such terms and conditions (if any) as the Committee may determine. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested stock.

Other Awards (including Stock Appreciation Rights).    Other forms of awards (including any stock appreciation rights, referred to as “Other Awards”) valued in whole or in part by reference to, or otherwise based on, Shares may be granted either alone or in addition to other awards under the 2004 Plan. Subject to the provisions of the 2004 Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards, except that Other Awards (other than stock appreciation rights granted in connection with stock options) will be subject to a minimum one year vesting period. A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option, or may be granted unrelated to an option. If a participant’s employment is terminated “For Cause,” then the participant will immediately lose the right to exercise any unexercised stock appreciation rights or Other Awards.

Directors’ Options.    The provisions of the 2004 Plan provide for the automatic grant of NQSOs to purchase Shares (“Director Options”) to directors of the Company who are not employees or principal stockholders of the Company (“Eligible Directors”). Under the 2004 Plan, (i) future Eligible Directors of the Company are granted a Director Option to purchase 50,000 Shares on the date that such person is first elected or appointed a director (“Initial Director Options”), and (ii) each Eligible Director will be granted a Director Option to purchase 15,000 Shares (“Automatic Grants”) on the day immediately following the date of each annual meeting of stockholders, as long as such director is a member of the Board of Directors. The exercise price for each Share subject to a Director Option shall be equal to the fair market value of the Share as determined on the date of grant.

Other Features of the 2004 Plan

Each member of the Committee is currently, and is expected to be in the future, a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934) and an “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code).

The 2004 Plan may be amended by our Board of Directors, subject to stockholder approval where necessary to satisfy applicable laws or regulatory requirements and for amendments which increase the number of shares available under the 2004 Plan, materially change the class of persons eligible under the 2004 Plan, would have the effect of materially increasing the benefits accruing to participants under the 2004 Plan or materially alter the vesting provisions for awards of restricted stock. No award outstanding under our 2004 Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price without the approval of our stockholders. The 2004 Plan will terminate on March 10, 2014, unless such term is extended with the consent of our stockholders. However, awards granted before the termination of the 2004 Plan may extend beyond that date in accordance with their terms.

The 2004 Plan provides that a participant who terminates employment other than for cause, death, disability or retirement shall generally have three months to exercise the vested portion of his or her award except for NQSOs for which such exercise period shall be six months. If a participant dies or his or her employment ceases due to total and permanent disability (as determined by the Committee), the award shall become fully exercisable and the participant or his or her representative may generally exercise the award within one year of the participant’s cessation.

The 2004 Plan provides that upon the retirement (as defined in the 2004 Plan) of a 2004 Plan participant who is an employee of the Company, awards granted to such participant under the 2004 Plan accelerate and become fully vested for 50% of the number of Shares covered by the unvested awards and for an additional 10% for every full year of employment beyond ten years. Upon retirement, awards may generally be exercised within one year (three years for NQSO’s held by participants who are reporting persons pursuant to Section 16 of the Securities Exchange Act of 1934) of retirement to the extent vested upon retirement.

Awards granted under the 2004 Plan are non-transferable, other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted by the Committee.

Awards granted under the 2004 Plan terminate upon our dissolution or liquidation (other than in connection with a merger, consolidation or reorganization). The participant may exercise, immediately prior to the dissolution or liquidation, the award to the extent then exercisable on the date immediately prior to such dissolution or liquidation.

The 2004 Plan provides that if awards are assumed or replaced in a non-hostile change of control and a designated employee (including all of our executive officers) is either terminated other than “For Cause” or leaves for good reason at any time within two years following a non-hostile change of control, his or her awards, as assumed or replaced, will accelerate and become fully vested or exercisable, as the case may be. Options and stock appreciation rights held by the designated employee are then exercisable until the earlier of one year following the designated employee’s termination date and the expiration date of the option or stock appreciation right, as the case may be. The 2004 Plan also provides that if we elect to terminate the 2004 Plan or cash out stock options or stock appreciation rights prior to a non-hostile change of control, then each affected award of executive officers as well as all other employees will accelerate and become fully exercisable immediately prior to the change of control. In the event of a hostile change of control, the 2004 Plan provides that awards to executive officers as well as all other employees, directors and consultants will accelerate and become fully exercisable immediately prior to the change of control.

Post Amendment 2004 Plan Benefits

The number of securities to be issued during the Company’s fiscal year ending September 30, 2006 under the 2004 Plan after giving effect to the Amendment cannot presently be determined. Below is a table listing the number of securities issued under the 2004 Plan during the fiscal year ended September 30, 2005.

2004 PLAN BENEFITS TABLE

Name and Position	Value (1)	Number of Shares
Glenn L. Cooper, M.D., President, Chief Executive Officer and Chairman	$277,500	75,000
Noah D. Beerman, Executive Vice President and Chief Business Officer	$92,500	25,000
Mark S. Butler, Executive Vice President, Chief Administrative Officer and General Counsel	$92,500	25,000
Michael Rogers, Executive Vice President, Chief Financial Officer and Treasurer	$92,500	25,000
Bobby W. Sandage, Jr. Ph.D., Executive Vice President, Research and Development and Chief Scientific Officer	$92,500	25,000
John H. Tucker, Executive Vice President and Chief Marketing Officer	$92,500	25,000
Current Executive Officers as a Group	$740,000	200,000
Non-Executive Directors as a Group	$744,500	165,000
Non-Executive Officers and Employees as a Group	$3,067,200	921,500

(1)	Value is determined using the closing price of the Company’s Common stock on the grant date.

The affirmative vote of a majority of the total votes of the Post-Conversion Shares cast at the Annual Meeting is required for the approval of the 2004 Plan Amendment. Broker non-votes and abstentions will not count for any purpose in determining whether such proposal has been approved. Unless marked to the contrary, proxies received will be voted for this proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL NUMBER 3:

APPROVAL AND RATIFICATION OF THE

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, after recommendation of the Audit Committee, and management of the Company recommend a vote for the approval and ratification of the appointment of PricewaterhouseCoopers LLP, Certified Public Accountants, as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2006. PricewaterhouseCoopers LLP has been the Company’s Independent Registered Public Accounting Firm for the past fiscal year and has no direct or indirect financial interest in the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the Post-Conversion Shares cast at the Annual Meeting in person is required for the approval and ratification of the appointment of independent auditors. Broker non-votes and abstentions will not count for any purpose in determining whether such proposal has been approved. Unless marked to the contrary, proxies received will be voted for this proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION THEREOF.

GENERAL

The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of a given proposal, the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on matters as they see fit.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to stockholders at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit by telephone proxies without additional compensation. The Company does not expect, but reserves the right, to pay compensation for the solicitation of proxies.

The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended September 30, 2005 (as filed with the S.E.C.) including the financial statements thereto. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders during regular business hours at the Company’s offices and the offices of its transfer agent during the ten days prior to the Annual Meeting as well as at the Annual Meeting. All such requests should be directed to Executive Vice President, Finance, Indevus Pharmaceuticals, Inc., 33 Hayden Avenue, Lexington, Massachusetts 02421-7966.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending September 30, 2006 is expected to be held in March 2007. Stockholders who seek to present proposals at the Company’s next Annual Meeting of Stockholders must submit their proposals to the Company on or before September 30, 2006. Proposals that a stockholder desires to have included in the Company’s proxy materials for the Annual Meeting of Stockholders for fiscal year ending September 30, 2006 must comply with the applicable rules and regulations of the Securities and Exchange Commission, including that any such proposal must be received by the Secretary of the Company at 33 Hayden Avenue, Lexington, Massachusetts 02421-7966 no later than September 30, 2006.

In the event the Company receives notice of a stockholder proposal to take action at next year’s Annual Meeting of Stockholders that is not submitted for inclusion in the Company’s proxy materials, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on such stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s main office prior to September 30, 2006.

By Order of the Board of Directors,

Glenn L. Cooper, M.D.
President, Chief Executive Officer and Chairman

Dated: January 30, 2006

APPENDIX A

INDEVUS PHARMACEUTICALS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE

The primary function of the Audit Committee (the “Audit Committee” or the “Committee”) is to assist the Board of Directors (the “Board”) of Indevus Pharmaceuticals, Inc. (the “Corporation”) in fulfilling its oversight responsibilities by reviewing the Corporation’s auditing, accounting and financial reporting processes generally. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Be directly responsible for the selection of the Corporation’s independent auditors and their compensation.

•	Review and appraise the audit efforts of the Corporation’s independent auditor.

•	Provide an open avenue of communication among the independent auditor, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of the Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, who individually and collectively as a group shall be independent directors meeting the requirements of the Sarbanes-Oxley Act of 2002 as well as those stated in NASD Rule 4310(c)(26)(B), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members are prohibited from both accepting any consulting, advisory or other compensatory fee from the Corporation as well as from being an affiliate of the Corporation or any subsidiary thereof, as the term affiliate is defined by the securities laws. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least two times annually. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with IV.3 below.

IV. RESPONSIBILITIES AND DUTIES

The Audit Committee shall review with management and the independent auditors the Corporation’s annual financial statement, including a discussion with the independent accountants of the matter required to be discussed by Statement of Auditing Standards No. 61, as amended (“SAS No. 61”), which include:

•	The auditors’ responsibility under Generally Accepted Accounting Standards;

•	The Corporation’s significant accounting policies;

•	Management judgments and accounting estimates;

•	Significant audit adjustments;

•	Other information in documents containing audited financial statements;

•	Disagreements with management;

•	Consultation with other accountants;

•	Major issues discussed with management prior to retention; and

•	Difficulties encountered in performing the audit.

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, and as conditions dictate.

2. Review with financial management and the independent accountants the Corporation’s annual financial statements to be included in the Corporation’s Annual Report on Form 10-K.

3. Review with financial management and the independent accountants the Corporation’s quarterly financial statements to be included in the Corporation’s Quarterly Report on Form 10-Q. The Chair of the Committee or his or her designee may represent the entire Committee for purposes of this review.

4. Prepare an annual report to shareholders to be included in the Corporation’s proxy statement as required by the Securities and Exchange Commission.

Independent Auditors

5. Recommend to the Board of Directors the selection of the independent auditors and their compensation, considering independence and effectiveness.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

8. Review and discuss with the independent auditor the auditor’s independence consistent with the requirements of Rule 101 of the American Institute of Certified Public Accountants Professional Standards and the requirements of the Independence Standards Board.

9. Use reasonable efforts to ensure that the independent auditors report directly to the Committee.

Financial Reporting Processes

10. Consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to the Corporation’s accounting principles and practices.

Legal and Administrative Compliance

12. Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

13. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

14. Maintain minutes of all meeting of the Audit Committee for inclusion in the Corporation’s Minute Book.

Audit Services and Non-Audit Services

15. Pre-approve all audit services provided to the Corporation.

16. Pre-approve all non-audit services provided to the Corporation which are not de-minimus and ensure that the use of such services is disclosed in the Corporations periodic reports.

17. Use reasonable efforts to ensure that the following non-audit services are not provided to the Corporation by the independent auditors:

i). Bookkeeping or other services related to the accounting records or financial statements of the Corporation;

ii). Financial information systems design and implementation;

iii). Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

iv). Actuarial services

v). Internal audit outsourcing services;

vi). Management functions or human resources;

vii). Broker or dealer, investment adviser, or investment banking services; and

viii). Legal or Expert Services unrelated to the audit.

Complaint Procedures

18. Establish procedures for both the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, as well as the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Retention of Advisors

19. Have the authority to engage independent counsel and other advisors, as it determines necessary to carry out their duties, and appropriate funding, as determined by the Committee, for compensating such advisors as well as the accounting firm for its audit services.

APPENDIX B

2004 EQUITY INCENTIVE PLAN, AS AMENDED

INDEVUS PHARMACEUTICALS, INC.

2004 EQUITY INCENTIVE PLAN

1.	Purpose; Establishment

The Indevus Pharmaceuticals, Inc. 2004 Equity Incentive Plan (the “Plan”) is intended to encourage ownership of shares of the Company’s Common Stock by selected Employees, Directors, and Consultants of the Company and its Affiliates and to provide an additional incentive to those Employees, Directors, and Consultants to promote the success of the Company and its Affiliates. The Plan has been adopted and approved by the Board of Directors and shall become effective as of March 10, 2004, subject to the approval of the stockholders of the Company.

2.	Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” means any entity if, at the time of granting of an Award (A) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (B) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

(b) “Agreement” shall mean either the written agreement between the Company and a Participant or a written notice from the Company to a Participant evidencing an Award.

(c) “Award” shall mean any Option, Restricted Stock, Phantom Stock, Stock Bonus, Stock Appreciation Right or Other Award granted pursuant to the terms of the Plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean, at the discretion of the Board of Directors, the full Board of Directors or a committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(g) “Company” shall mean Indevus Pharmaceuticals, Inc., a Delaware corporation.

(h) “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(i) “Consultant” shall mean any individual or entity who is performing advisory or other consulting services for the Company.

(j) A “Corporate Change in Control” shall be deemed to have occurred upon:

(i) the acquisition of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities by a person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company), pursuant to a transaction or series of related transactions which the Board of Directors does not approve; or

(ii) at such time as individuals who as of January 1, 2004 constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute a majority of the Board of Directors, provided that any person becoming a director subsequent to January 1, 2004 whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall, for purposes of the Plan, be considered as though such person were a member of the Incumbent Board (unless such individual is an individual whose initial assumption of office is in connection with an actual or threatened election contest related to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(iii) the occurrence of any other event which the Incumbent Board in its sole discretion determines should be considered a Corporate Change in Control.

(k) “Corporate Transaction” shall mean the following unless and until the transaction becomes a Corporate Change in Control:

(i) a reorganization, recapitalization, merger or consolidation unless more than fifty percent (50%) of the Company’s outstanding voting stock or the voting stock of the corporation resulting from the transaction (or the parent of such corporation) is held subsequent to the transaction by the persons who held the stock of the Company immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a successor in interest to the business of the Company.

(l) “Covered Employee” shall have the meaning set forth in Section 162(m) of the Code.

(m) “Designated Employee” shall mean an Employee designated by the Committee, in its sole discretion, as a “Designated Employee” for purposes of the Plan at any time prior to the effective date of a Corporate Transaction.

(n) “Director” shall mean a member of the Board of Directors.

(o) “Effective Date” shall mean March 10, 2004.

(p) “Employee” shall mean an individual employed by the Company or an Affiliate as a common law employee (determined under the regular personnel policies, practices and classifications of the Company or the Affiliate, as applicable). An individual is not considered an Employee for purposes of the Plan if the individual is classified as a consultant or contractor under the Company or an Affiliate’s regular personnel classifications and practices, or if the individual is a party to an agreement to provide services to the Company or an Affiliate without participating in the Plan, notwithstanding that such individual may be treated as a common law employee for payroll tax, coverage requirements under Section 410(b) of the Code, nondiscrimination requirements under Section 401(a)(4) of the Code or other legal purposes.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(r) “Fair Market Value” of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including the Nasdaq National Market) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors or the Committee. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an incentive stock option.

(t) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(u) “Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 7.

(v) “Other Award” shall mean an award granted pursuant to Section 11.

(w) “Participant” shall mean an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan.

(x) “Phantom Stock” shall mean the right, granted pursuant to Section 9, to receive in cash, shares or other property an amount, the value of which is related to the Fair Market Value of a share of Common Stock.

(y) “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to the terms of Section 8 and which is subject to restrictions as set forth in Section 8(d).

(z) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(aa) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(bb) “Stock Appreciation Right” shall mean the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise), over (i) if the Stock Appreciation Right is not related to an Option, the purchase price of a share of Common Stock on the date the Stock Appreciation Right was granted, or (ii) if the Stock Appreciation Right is related to an Option, the purchase price of a share of Common Stock specified in the related Option, and pursuant to such further terms and conditions as are provided under Section 11.

(cc) “Stock Bonus” shall mean a bonus payable in shares of Common Stock granted pursuant to Section 10.

(dd) “Vesting Date” shall mean the date established by the Committee on which an Award shall vest.

3.	Stock Subject to the Plan

(a) Shares Available for Awards.    The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 3,000,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b) Individual Limitation.    The total number of shares of Common Stock subject to Awards (including Awards which may be payable in cash but denominated as shares of Common Stock), awarded to any Participant shall not exceed 1,000,000 shares in any tax year of the Company (subject to adjustment as provided herein).

(c) Adjustment for Change in Capitalization.    In the event that any dividend or other distribution is declared (whether in the form of cash, Common Stock, or other property), or there occurs any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, unless otherwise determined by the Committee in its sole and absolute discretion, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any outstanding Award, and (4) the maximum number of shares subject to Awards which may be awarded to any Participant during any tax year of the Company shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

(d) Adjustment for Change or Exchange of Shares for Other Consideration.    In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event (“Transaction”), then, unless otherwise determined by the Committee in its sole and absolute discretion, (1) each outstanding Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each outstanding Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the outstanding Award would have been changed or exchanged had they been held by a shareholder of the Company.

(e) Reuse of Shares.    The following shares of Common Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; (2) any shares of Restricted Stock forfeited and (3) any previously owned or withheld shares of Common Stock obtained by the Participant pursuant to an Award and received by the Company in exchange for Option shares upon a Participant’s exercise of an Option, as permitted under Section 7(c)(ii).

(f) Limitations on Certain Awards.    Other than awards for Incentive Stock Options, Nonqualified Stock Options whose per share option exercise price is not less than the Fair Market Value of the Common Stock as determined on the date of grant, and Stock Appreciation Rights, the total number of shares available for grant to be awarded under the Plan for other Options, Restricted Stock, Phantom Stock, Stock Bonuses, and Other Awards shall not in the aggregate exceed 20% of the total shares reserved for issuance under the Plan.

4.	Administration of the Plan

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in any applicable performance goals in recognition of unusual or nonrecurring events affecting the

Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole and absolute discretion, without amendment to the Plan, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to the Company or an Affiliate and, except as otherwise provided herein, adjust any of the terms of any Award. The Committee may also (a) accelerate the date on which any Award granted under the Plan becomes exercisable or (b) accelerate the Vesting Date or waive or adjust any condition imposed hereunder with respect to the vesting or exercisability of an Award, provided that the Committee determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary circumstances. Notwithstanding anything in the Plan to the contrary, no Award outstanding under the Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price applicable thereto (other than with respect to adjustments made in connection with a Transaction or other change in the Company’s capitalization) without the approval of the Company’s stockholders.

5.	Eligibility

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such Employees (including officers of the Company, whether or not they are members of the Board of Directors), Directors and Consultants as the Committee shall select from time to time. The grant of an Award hereunder in any year to any Employee, Director or Consultant shall not entitle such person to a grant of an Award in any future year.

6.	Awards Under the Plan; Agreements

The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses, Stock Appreciation Rights and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.	Options

(a) Identification of Options.    Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Each Option shall state the number of shares of the Common Stock to which it pertains. Incentive Stock Options may only be granted to Employees.

(b) Exercise Price.    Each Agreement with respect to an Option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the Option. Subject to Section 7(d) (if applicable), the option exercise price per share shall be determined by the Committee at the time of grant; provided, however, that in no event shall the Option price in the case of an Incentive Stock Option be less than the Fair Market Value of the Common Stock as determined on the date of grant. Unless otherwise determined by the Committee and subject to the limitations set forth in Section 3(f), the per share option exercise price for a Nonqualified Stock Option shall in no event be less than the Fair Market Value of the Common Stock as determined on the date of grant.

(c) Term and Exercise of Options.

(i) Each Option shall become exercisable at the time or times determined by the Committee or upon the achievement of the performance objectives determined by the Committee, in each case as set forth in the applicable Agreement. Subject to Section 7(d) (if applicable), the expiration date of each Option shall be ten (10) years from the date of the grant thereof, or at such earlier or later time as the Committee shall expressly state in the applicable Agreement.

(ii) An Option shall be exercised by delivering notice as specified in the Agreement on the form of notice provided by the Company. The option exercise price shall be payable upon the exercise of the Option. It shall be payable in United States dollars in cash or by check.

(iii) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(iv) An Agreement may stipulate that an Option which becomes exercisable shall be subject to cancellation. In such event, the Committee shall determine the date or dates, or event or events, upon which such cancellation shall become effective, as the case may be, and those provisions shall be set forth in the applicable Agreement.

(d) Limitations on Incentive Stock Options.

(i) The exercise price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than the Fair Market Value of a share of Common Stock as determined on the date of grant.

(ii) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(e) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(f) Directors’ Options.    Directors of the Company who are not employees and who are not stockholders of the Company beneficially owning in excess of 5% of the outstanding Common Stock of the Company (“Eligible Directors”) will receive a Nonqualified Stock Option (“Director Option”) to purchase 50,000 shares of Common Stock on the date that such person is first elected or appointed a director (“Initial Director Option”). Commencing on the day immediately following the date of the annual meeting of stockholders for the Company’s fiscal year ended September 30, 2003, each Eligible Director will receive an automatic grant of a Director Option to purchase 15,000 shares of Common Stock (“Automatic Grant”) on the day immediately following the date of each annual meeting of stockholders, as long as such director is a member of the Board of Directors. The exercise price for each share subject to a Director Option shall be equal to the fair market value of the Common Stock as determined on the date of grant.

8.	Restricted Stock

(a) Price.    At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b) Vesting Date.    At the time of the grant of shares of Restricted Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. Except as otherwise provided herein (including the provisions of Section 12, 13 and 14 hereof), no shares of Restricted Stock shall have a final Vesting Date that is earlier than the third anniversary of the date of grant of such Award. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(c) are satisfied, and except as provided in Section 8(h), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(d) shall lapse.

(c) Conditions to Vesting.    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

(d) Restrictions on Transfer Prior to Vesting.    Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

(e) Dividends on Restricted Stock.    The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(f) Issuance of Certificates.    (1) Following the date of grant with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of or for the account of the Participant to whom such shares were granted, evidencing such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in or imposed pursuant to the Indevus Pharmaceuticals, Inc. 2004 Equity Incentive Plan.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

Each certificate issued pursuant to this Section 8(f), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

(g) Consequences of Vesting.    Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(f).

(h) Effect of Termination of Employment or Service.    Except as set forth in Section 12(c), (d) or (e) or as the Committee in its sole and absolute discretion may otherwise provide in the applicable Agreement, and subject to the Committee’s authority under Section 4, upon the termination of a Participant’s employment or service, for any reason other than For Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company together with any dividends paid on such shares; provided that if the Committee, in its sole and absolute discretion, shall within thirty (30) days after such termination of employment or service, notify the Participant in writing of its decision not to terminate the Participant’s rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(i) In the event of the termination of a Participant’s employment or service For Cause, any and all shares which have not vested shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares.

(j) Special Provisions Regarding Awards.  Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 to Covered Employees, Consultants or Directors may be based on the attainment of performance goals pre-established by the Committee. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures has been certified by the Committee.

9.	Phantom Stock

(a) General.    Grants of units of Phantom Stock may be granted by the Committee in its discretion, provided that any such Award shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award.

(b) Vesting Date.    At the time of the grant of units of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such units (subject to the provisions of Section 9(a) hereof). The Committee may divide such units into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such unit shall vest.

(c) Benefit Upon Vesting.    Upon the vesting of a unit of Phantom Stock, the Participant shall be paid, within 30 days of the date on which such unit vests, an amount, in cash and/or shares of Common Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the unit of Phantom Stock was granted and terminating on the date on which such unit vests.

(d) Conditions to Vesting.    At the time of the grant of units of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, to be contained in the Agreement.

(e) Effect of Termination of Employment or Service.    Except as set forth in Section 12(c), (d) or (e) or as the Committee in its sole and absolute discretion may otherwise provide in the applicable Agreement, and subject to the Committee’s amendment authority pursuant to Section 4, units of Phantom Stock that have not vested, together with any dividends credited on such units, shall be forfeited upon the Participant’s termination of employment or service, for any reason.

(f) Special Provisions Regarding Awards.    Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 9 to Covered Employees, Consultants or Directors may be based on the attainment of performance criteria as described in Section 8(j), in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Phantom Stock award shall be paid to a Covered Employee, Consultant or Director, until the attainment of the respective performance measures have been certified by the Committee.

10.	Stock Bonuses

Stock Bonus Awards may be granted by the Committee in its discretion, provided that any such Award shall be granted only in lieu of salary or cash bonuses payable to the Participant and shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

11.	Other Awards; Stock Appreciation Rights

(a) Other forms of Awards (including any Stock Appreciation Rights, hereinafter “Other Awards”) valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Other Awards may be granted by the Committee in its discretion, provided that any such Other Award shall (except as otherwise provided in Section 12, 13 or 14 hereof or with respect to Stock Appreciation Rights granted in connection with an Option) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. Subject to the provisions of the Plan (including those set forth in the preceding sentence), the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

(b) A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option.

(c) A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 11(f). Such Option will, to the extent surrendered, then cease to be exercisable.

(d) In the case of Stock Appreciation Rights granted in relation to Options, if the Appreciation Right covers as many shares as the related Option, the exercise of a related Option shall cause the number of shares covered by the Stock Appreciation Right to be reduced by the number of shares with respect to which the related Option is exercised. If the Stock Appreciation Right covers fewer shares than the related Option, when a portion of the related Option is exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only to the extent necessary so that the number of remaining shares subject to the Stock Appreciation Right is not more than the remaining shares subject to the Option.

(e) Subject to Section 11(k) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(f) Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii) The number of shares as to which such Stock Appreciation Rights will have been exercised.

(g) A Stock Appreciation Right granted without relationship to an Option will be exercisable as determined by the Committee but in no event after ten years from the date of grant.

(h) A Stock Appreciation Right granted without relationship to an Option will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii) the number of shares as to which such Stock Appreciation Rights will have been exercised.

(i) Notwithstanding subsections (f) and (h) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted on the instrument evidencing the Participant’s Stock Appreciation Right granted hereunder.

(j) Payment of the amount determined under subsections (f) and (h) above may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that full payment will be made in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(k) The Committee may impose such additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders of Stock Appreciation Rights the benefits of Rule 16b-3, or any successor provision in effect at the time of grant or exercise of a Stock Appreciation Right or as it may otherwise deem advisable.

12.	Termination of Employment or Service

(a) A Participant who ceases (for any reason other than death, total and permanent disability, Retirement or termination of employment For Cause) to be an Employee, Consultant or Director of the Company or of an Affiliate may exercise any Option, Stock Appreciation Right or Other Award to the extent that such Award has vested on the date of such termination. Except for Nonqualified Stock Options which shall be exercisable only within six (6) months after such date of termination, and except as set forth in the next sentence or as otherwise set forth in the Plan, such Option, Stock Appreciation Right or Other Award shall be exercisable only within three (3) months after such date of termination, or, if earlier, within the originally prescribed term of the Award, unless the Committee shall set forth a different period in the applicable Agreement. For purposes of the Plan, employment or service shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate. If any Option, Stock Appreciation Right or Other Award is not exercised following the Participant’s termination within the time specified, the Award shall terminate and the shares covered by such Option, Stock Appreciation Right or Other Award shall revert to the Plan.

(b) A Participant whose employment or service with the Company or an Affiliate is terminated For Cause shall forthwith immediately upon notice of such termination cease to have any right to exercise any Award, and the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, termination “For Cause” shall be deemed to include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by a Participant of any provision of any employment, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or an Affiliate. The determination of the Committee as to the existence of circumstances warranting a termination For Cause shall be conclusive. Any definition in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of For Cause and which is in effect at the time of such termination, shall supersede the definition in the Plan with respect to the Participant.

(c) If a Participant ceases to be an Employee, Consultant or Director of the Company or of an Affiliate by reason of total and permanent disability, as determined by the Committee, any Award held by him or her on the date of disability shall be fully exercisable as of the date of such cessation. A disabled Participant may exercise such Award only within a period of one (1) year after the date of such cessation or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s total and permanent disability within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, a Participant shall be deemed to have a total and permanent disability if such Participant is entitled to receive benefits under the applicable long-term disability program of the Company, or, if no such program is in effect with respect to such Participant, if the Participant has become totally and permanently disabled within the meaning of Section 22(e)(3) of the Code.

(d) If a Participant dies while the Participant is an Employee, Consultant or Director of the Company or of an Affiliate, any Award held by him at the date of death shall be fully exercisable as of the date of the Participant’s death. A deceased Participant’s legal representatives or one who acquires the Award by will or by the laws of descent and distribution may exercise such Award only within a period of one (1) year after the date of death or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the award. If any Award is not exercised following the Participant’s death within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan.

(e) Unless otherwise set forth in the applicable Agreement and to be applicable only to Participants who are Employees, immediately upon a Participant’s Retirement, such individual’s then unvested Awards, including those held by a permitted transferee of such individual, shall automatically accelerate and become fully vested for fifty percent (50%) of the number of shares covered by such unvested Awards and for an additional ten percent (10%) of the number of shares covered by such unvested Awards for every full year of employment by the Company or any of its Affiliates beyond ten (10) years, up to the remaining amount of the unvested Award.

Except as set forth in the following paragraph, upon Retirement of a Participant, such retired Participant (or permitted transferee of such individual) may exercise any then outstanding Awards to the extent vested only within a period of one (1) year after the date of Retirement or within such different period as may be determined by the Committee and set forth in the applicable Agreement or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s Retirement within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of this second paragraph of Section 12(e), the term “Retirement” as to any Employee of the Company or any of its Affiliates shall mean such person’s leaving the employment of the Company and its Affiliates after reaching age 55 with ten (10) years of service with the Company or its Affiliates, but not including pursuant to any termination For Cause or pursuant to any termination for insufficient performance, as determined by the Company.

Upon Retirement of a Participant who is required to file statements with respect to securities of the Company pursuant to Section 16 of the Securities Exchange Act of 1934, such retired Participant (or permitted transferee of such individual) may exercise any then outstanding options held by such Participant, to the extent vested as of the retirement date, that are Nonqualified Stock Options for a period equal to the shorter of (x) the remaining term of the applicable option on the retirement date; or (y) three (3) years from the retirement date. If any such option is not exercised following the Participant’s Retirement within the time specified, such Nonqualified Stock Option shall terminate and the shares covered by such Nonqualified Stock Option shall revert to the Plan. For purposes of this third paragraph of Section 12(e), the term “Retirement” shall mean such termination of his or her service or employment with the Company and its affiliates after reaching age 55 and having either (i) ten (10) years of total service with the Company or its affiliates or (ii) reached any age limit over the age of 55 that has been established by the Board of Directors of the Company as the required age for retirement, but not including pursuant to any termination For Cause, as determined by the Company.

(f) Leave of Absence.    A Participant to whom an Award has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability, or who is on a permitted leave of absence for any purpose, shall not, during the period of any such absence, be deemed by virtue of such absence alone, to have terminated his employment with the Company or with an Affiliate except as the Committee may otherwise expressly provide in the applicable Agreement.

13.	Effect of Corporate Transaction

(a) Options.    In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Option under the Plan either (i) make appropriate provisions for the Options to be assumed by the successor corporation or its parent or be replaced with a comparable options to purchase shares of the capital stock of the successor corporation or its parent; or (ii) upon written notice to the Participants provide that all Options must be exercised and the Plan will terminate (all Options having been made fully exercisable as set forth below in this Section 13(f); or (iii) terminate all Options in exchange for a cash payment equal to the excess of the then aggregate Fair Market Value of the shares subject to such Options (all Options having been made fully exercisable as set forth below in this Section 13) over the aggregate Option price thereof. Each outstanding Option under the Plan which is assumed in connection with a Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of the Common Stock as are subject to such Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, provided the aggregate Option price payable for such securities shall remain the same.

(b) Other Awards.    In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Award (other than an Option) under the Plan either (i) make appropriate provisions for the Awards to be assumed by the successor corporation or its parent or be replaced with comparable Awards with respect to the successor corporation or its parent; (ii) provide that such Awards shall be fully vested and exercisable, as applicable, prior to such Corporate Transaction and, to the extent that such Awards (other than awards of Restricted Stock) are not exercised prior to such Corporate Transaction, shall terminate upon the consummation of the Corporate Transaction or (iii) terminate all such Awards in exchange for a cash payment equal to the then aggregate Fair Market Value of the shares subject to such Award (all Awards having been made fully exercisable as set forth below in this Section 13), less any applicable exercise price.

(c) Involuntary Employment Action.    If at any time within two (2) years of the effective date of a Corporate Transaction there is an Involuntary Employment Action with respect to any Designated Employee, each then outstanding Award assumed or replaced under this Section and held by such Designated Employee (or a permitted transferee of such person) shall, upon the occurrence of such Involuntary Employment Action, automatically accelerate so that each such Award shall immediately become fully vested or exercisable, as applicable. Upon the occurrence of an Involuntary Employment Action with respect to a Designated Employee, any outstanding Options or Stock Appreciation Right held by such Designated Employee (and his or her permitted transferees) shall be exercisable within one (1) year of the Involuntary Employment Action or, if earlier, within the originally prescribed term of the Option or Stock Appreciation Right. An “Involuntary Employment Action” as to an Designated Employee shall mean the involuntary termination of the Designated Employee’s employment with the Company or an Affiliate other than For Cause, or the termination by the Designated Employee of his employment with the Company and its Affiliates upon the occurrence, without the Participant’s express written consent, of any of the following circumstances unless such circumstances are corrected (provided such circumstances are capable of correction): (i) any adverse and material alteration and diminution in the Participant’s position, title or responsibilities (other than a mere change in title or reporting relationship) as they existed immediately prior to the Corporate Transaction or as the same may be increased from time to time thereafter, (ii) a reduction of the Participant’s annual base salary or targeted bonus opportunity, in each case as in effect on the date prior to the Corporate Transaction or as the same may be increased from time to time thereafter, or (iii) relocation of the offices at which the Participant is employed which increases the Participant’s daily commute by more than 100 miles on a round trip basis.

(d) Determination of Comparability.    The determination of comparability under this Section shall be made by the Committee and its determination shall be final, binding and conclusive.

(e) Other Adjustments.    The class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted by the Committee to reflect the effect of the Corporate Transaction upon the Company’s capital structure.

(f) Termination of the Plan.    In the event the Company terminates the Plan or elects to cash out Options or Stock Appreciation Rights in accordance with clauses (ii) and (iii) of paragraph (a) or (b) of this Section 13, then the exercisability of each affected Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Transaction, become fully vested and may be exercised prior to such Corporate Transaction for all or any portion of such Award. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing sentence.

14.	Acceleration Upon Corporate Change in Control

In the event of a Corporate Change in Control then the exercisability or vesting of each Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Change in Control, become fully vested or exercisable for the full number of shares of the Common Stock purchasable under an Option to the extent not previously exercised and may be exercised for all or any portion of such shares within the originally prescribed term of the Option. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing sentence. However, an outstanding Award under the Plan shall not be accelerated under this Section if and to the extent one or more limitations imposed by the Committee at the time of grant preclude such acceleration upon a Corporate Change in Control.

15.	Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.	No Employment Rights; No Right to Award

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

17.	Securities Matters

(a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18.	Withholding Taxes

Whenever cash is to be paid pursuant to an Award, the Company or Affiliate by which the Participant is employed shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company or Affiliate by which the Participant is employed in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

19.	Notification of Election Under Section 83(b) of the Code

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

20.	Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

With respect to an Incentive Stock Option, the Participant holding such Option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition. Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

21.	Amendment or Termination of the Plan

No amendment to the Plan which (i) increases the number of shares of Common Stock issuable under the Plan (ii) materially changes the class of persons eligible to participate in the Plan, (iii) would have the effect of materially increasing the benefits accruing under the Plan to Participants or (iv) materially alters the provisions of the second paragraph of Section 4 shall be effective without approval by the stockholders of the Company. Except as set forth in the preceding sentence, the Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall also be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law or the requirements of any securities exchange upon which the securities of the Company trade. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award.

22.	Transferability

Awards granted under the Plan shall not be transferable by a participant other than (i) by will or by the laws of descent and distribution, or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee. The designation of a beneficiary of an Award by a Participant shall not be deemed a transfer prohibited by this Section. Except as provided in the preceding sentence, an Award shall be exercisable, during a Participant’s lifetime, only by the Participant (or by his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Award contrary to the provisions of this Section, or the levy of any attachment or similar process upon an Award, shall be null and void. Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

23.	Dissolution or Liquidation of the Company

Upon the dissolution or liquidation of the Company other than in connection with transactions to which Section 13 is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights hereunder of a Participant or one who acquired an Award by will or by the laws of descent and distribution have not otherwise terminated and expired, the Participant or such person shall have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right to exercise such Award has accrued as of the date immediately prior to such dissolution or liquidation. Awards of Restricted Stock that have not vested as of the date of such dissolution or liquidation shall be forfeited as of the date of such dissolution or liquidation.

24.	Effective Date and Term of Plan

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless extended or earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. No extension of the Plan shall operate to permit the grant of Incentive Stock options following the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

25.	Applicable Law

The Plan shall be construed and enforced in accordance with the law of the State of Delaware, without reference to its principles of conflicts of law.

26.	Participant Rights

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him or her for such shares.

27.	Unfunded Status of Awards

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

28.	No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

29.	Beneficiary

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

30.	Interpretation

The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

31.	Severability

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

APPENDIX C

INDEVUS PHARMACEUTICALS, INC.

AMENDMENT NO. 3 TO 2004 EQUITY INCENTIVE PLAN

This Amendment No. 3 to the Indevus Pharmaceuticals, Inc. 2004 Equity Incentive Plan, as amended (the “2004 Plan”) is effective as of March 7, 2006.

Pursuant to the authorization granted by the stockholders and the Board of Directors of Indevus Pharmaceuticals, Inc., the 2004 Plan is hereby amended as follows:

1.	Section 3(a) of the 2004 Plan is hereby amended by deleting the number “3,000,000” and replacing such number with “6,000,000”;

2.	A new section 32 shall be added to the 2004 Plan and shall read as follows:

“32. Miscellaneous

The foregoing Indevus Pharmaceuticals, Inc. 2004 Equity Incentive Plan was duly adopted by the Board of Directors of the Company on the 26th day of January, 2004, amended on October 1, 2005, January 19, 2006, and March 7, 2006.”; and

3.	Except as expressly amended hereby, the 2004 Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has duly executed this Amendment No. 3 to be effective as the date first above written.

INDEVUS PHARMACEUTICALS, INC.

By:
Name:
Title:

C-1

INDEVUS PHARMACEUTICALS, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Glenn L. Cooper, M.D. or Michael W. Rogers as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451 on March 7, 2006 at 10:00 a.m. and at any adjournment thereof, and to vote the shares of Common Stock or Preferred Stock, as applicable (the “Shares”) the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card.

The Shares represented by this proxy will be voted as directed. If no contrary instruction is given, the Shares will be voted FOR the election of the nominees; FOR the approval of the amendment to the Company’s 2004 Equity Incentive Plan, as amended; and FOR the approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

INDEVUS PHARMACEUTICALS, INC.

March 7, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors:				2.	Approval of the amendment to the Company’s 2004 Equity Incentive Plan, as amended.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	O Glenn L. Cooper, M.D. O Michael E. Hanson		3.	Approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Stephen C. McCluski O Cheryl P. Morley O Malcolm Morville, Ph.D.		4.	In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.
☐	FOR ALL EXCEPT (See instructions below)	O David B. Sharrock

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.